1 Neurologix GENE THERAPY 21st Century Solutions for Neurodegenerative Diseases

2 FORWARD LOOKING STATEMENT This presentation includes certain statements of the Company that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact. When used in this document, the words "expects," “promises,” "anticipates," "estimates," "plans," "intends," "projects," "predicts," "believes," "may" or "should," and similar expressions, are intended to identify forward-looking statements. These statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. Additional information regarding factors that could cause results to differ materially from management's expectations is found in the section entitled "Risk Factors" in the Company's 2005 Annual Report on Form 10-KSB. Although the Company believes these assumptions are reasonable, no assurance can be given that they will prove correct.

3 COMPANY HISTORY 2006 $12 Million Private Placement - Led by GE and DaimlerChrysler 2005 Presentation of Statistically Significant Safety and Efficacy in “Controlled” Parkinson’s Disease Study 2004 Public via Merger with Shell (NRGX) 2003 Initiated First Ever Human Gene Therapy Trial for Parkinson’s Disease “Phase 1” 2002 Equity Investment by Medtronic Equity Investment by Medtronic Private Equity by Palisade Capital Management Private Equity by Palisade Capital Management 1999 Founded by Matthew J. During MD, PhD & Michael G. Kaplitt MD, Ph.D 1999 Successful Preclinical Results with Epilepsy Successful Completion of Parkinson’s Phase 1 Trial S Second Equity Investment & Development Agreement with Medtronic Equity Investments by Merlin, Copper Arch, Ursus

4 Neurologix Development Strategy Diseases of the Central Nervous System that: ⑀⍂Are Surgically Challenging ⑀⍂Represent Financial Burden to the Healthcare System ⑀⍂Have No Good Therapeutic Solution ⑀⍂Are Economically Attractive: Large Unmet Need ⑀⍂Have Established Reimbursement Policy

5 Neurologix: NRGX Neurologix: NRGX Current Research/Product Development Activity ⑀⍂ Parkinson's Disease ⑀⍂ Temporal Lobe Epilepsy ⑀⍂ Huntington’s Disease Diseases Characterized by Abnormal Neurotransmission within the Brain Platform ⑀⍂ AAV…Genetic Delivery Mechanism ⑀⍂ Therapeutic Gene…Unique to Each Indication

6 How the Platform Works Employ Nonpathogenic Adeno-Associated Virus (AAV) Unique Gene Required for Each Disease Remove AAV Genetic Material ⑀⍂ GAD Gene: Parkinson’s… Subthalamic Nucleus ⑀⍂ NPY Gene: Epilepsy…Hippocampus ⑀⍂ XIAP Gene: Huntington’s…Straitum Nonpathogenic Virus with New Gene Infused into Brain Virus Locates and Enters Specifically Targeted Cell Delivers New Genetic Material to Targeted Cell New Genetic Material Reestablishes Normal Cell Function

Platform Pipeline

- Parkinson's: Adeno Associated Virus (AAV) plus Glutamic Acid Decarboxylase (GAD Gene)
  - Creates Gamma Aminobutyric Acid (GABA)
  - A Neuro Inhibitor (NLX P101) Helps Normalize & Regulate Brain Function
- Epilepsy: AAV plus Neuropeptide Y Gene (NPY)
  - Modulate Local Neuron Activity
  - Dampens or Prevents Seizures
- Huntington's: AAV plus XIAP Gene
  - Reduces Cell Death Caused by Mutated form of Huntington's Gene

7

NEUROLOGIX

8 Parkinson’s Disease Indication Parkinson’s Disease Indication Neurodegenerative Disease Progressive Interruption of Neurotransmitters Symptoms: ⑀⍂ Tremor ⑀⍂ Rigidity ⑀⍂ Difficulty in Initiating Movement ⑀⍂ Impaired Balance ⑀⍂ Difficulty Swallowing, Sexual Dysfunction, Depression

9 Parkinson’s Prevalence Parkinson’s Prevalence 1.5 Million Patients in US according to NPF Expected to Double within Next 20 Years 60,000 New Patients Per Year - US .5 Million in Principle Countries Outside US Cost to US Healthcare System: $5.6 Billion

10 Parkinson’s Treatment Today Pharmacological: L-Dopa After 5-10 Years Most Patients become Resistant Post L-Dopa Surgery: Pallidotomy Deep Brain Stimulation

11 NORMAL BRAIN FUNCTION Ignition Power Brake Power Brake Balance Between Accelerator and Brake Balance Between Accelerator and Brake Substantia Nigra Substantia Nigra Globus Pallidus Globus Pallidus Thalamus - Cortex Thalamus - Cortex Sub-Thalamic Nucleus Sub-Thalamic Nucleus Glutamate & Acetylcholine (Stimulatory) Glutamate & Acetylcholine (Stimulatory)

12 LATE STAGE PARKINSON’S DISEASE Ignition Ignition Power Brake Power Brake Unopposed Accelerator/ No Brake Unopposed Accelerator/ No Brake Substantia Nigra Substantia Nigra Globus Pallidus Globus Pallidus Thalamus - Cortex Thalamus - Cortex Sub-Thalamic Nucleus Sub-Thalamic Nucleus L-DOPA therapy stimulates production of L-DOPA therapy stimulates production of Glutamate & Acetylcholine (Stimulatory) Glutamate & Acetylcholine (Stimulatory) Tremors, Rigidity, difficulty in initiating movement and postural instability Tremors, Rigidity, difficulty in initiating movement and postural instability

13 NEUROLOGIX APPROACH FOR LATE STAGE PARKINSON’S DISEASE Ignition Ignition Power Brake Power Brake L-DOPA therapy stimulates production of L-DOPA therapy stimulates production of Reestablishes Balance Between Accelerator and Brake Reestablishes Balance Between Accelerator and Brake Thalamus - Cortex Thalamus - Cortex Sub-Thalamic Nucleus Sub-Thalamic Nucleus Bypasses Dopamine and Reestablishes Normal Inhibition Bypasses Dopamine and Reestablishes Normal Inhibition Insert Gene for Glutamate & Acetylcholine (Stimulatory) Insert Gene for Glutamate & Acetylcholine (Stimulatory) GABA Gene GABA Gene

14 NLX P-101 Phase 1 Design NLX P-101 Phase 1 Design 12 Patients in 3 Cohorts All PD >5 Years and Resistant to L-DOPA Single Injection of AAV-GAD One Side of Brain Highest Dose 10 X lowest Untreated Side Acted as Control Efficacy: ⑀⍂ Universal Parkinson’s Disease Rating System (UPDRS) ⑀⍂ Activities Daily Living (ADL) Clinical Data at 1, 3, 6 and 12 Months PET Scans at Baseline 6 and 12 months Monitor any Safety or Adverse Events

15 Study Interim Results Study Interim Results 7 Patients Followed at 1 Year No Adverse Events Related to NLX P101 Therapy No Surgical Complications UPDRS IMPROVEMENT ON TREATED SIDE ⑀⍂ 15.0 ± 5.2 to 11.4 ± 8.0 at 6 mos. (P=0.13) ⑀⍂ 10.6 ± 5.5 at 12 mos. (P=0.04) ⑀⍂ 29 % UPDRS DID NOT IMPROVE ON UNTREATED SIDE ⑀⍂ 9.0 ± 3.8 to 7.0 ± 5.7 at 6 mos. (P=0.57) ⑀⍂ 7.0 ± 4.7 at 12 mos. (P=0.53)

16 Study Interim Results Study Interim Results Total Improvement UPDRS ⑀⍂ 38.6 ± 13.8 to 30.9 ± 12.3 at 6 mos. (P=0.13) ⑀⍂ 30.0 ± 12.3 at 1 Year (P=0.08) ⑀⍂ 22.3 % Improvement No Suggestion of Placebo Effect Improvements Appear to be Dose Related Data Does Not Include Highest Dose ⑀⍂ Expect Highest Dose to be More Dramatic

17 CLINICAL CHANGES Continued Improvement between 6 and 12 months Continued Improvement between 6 and 12 months Change in mean UPDRS (± S.E.M.) over time Change in mean UPDRS (± S.E.M.) over time *p < 0.05 for comparison of 12 month to baseline contralateral to AAV-GAD *p < 0.05 for comparison of 12 month to baseline contralateral to AAV-GAD UPDRS Baseline 6 Month 12 Month N = 12 8 7 Baseline 6 Month 12 Month N = 12 8 7 Total Total OP OP UNOP UNOP 40 40 30 30 20 20 10 10 00 *

18 PET Scan Data PET Scan Data NLX-P101 Treated Side Improvement Demonstrated by: ⑀⍂ Declines in pallidal & Thalamic Metabolism - At 6 mos. - At 1 Year Untreated Side: ⑀⍂ Progressive Increases in pallidal & Thalamic Metabolism - At 6 mos. - At 1 Year

19 ** p < 0.01 p < 0.01 14.9 14.7 14.5 14.3 14.1 13.9 13.7 14.9 14.7 14.5 14.3 14.1 13.9 13.7 OP OP UNOPERATED SIDE: TREND TOWARD PROGRESSIVE INCREASES IN PALLIDAL AND THALAMIC METABOLISM Baseline 6 Month 12 Month N = 8 8 7 Baseline 6 Month 12 Month N = 8 8 7 SPM contrast thresholded at p = 0.01 (within hypothesis testing mask) SPM contrast thresholded at p = 0.01 (within hypothesis testing mask) 6 Months < Baseline 6 Months < Baseline ** p < 0.05 p < 0.05 13.9 13.7 13.5 13.3 13.1 12.9 12.7 13.9 13.7 13.5 13.3 13.1 12.9 12.7 Baseline 6 Month 12 Month N = 8 8 7 Baseline 6 Month 12 Month N = 8 8 7

20 NLX-P101 NEXT STEPS NLX-P101 NEXT STEPS Company Has Begun Pilot Plant Operations in Preparation for Next Study Will Conduct Phase 1b/2 Bilateral, Multi- Center, Open Label, Dose Controlled Study Expect to Begin Q1-07 6 Month Study with 6 Month Follow up

21 Advantages of Neurologix NLX-P101 Solution Bypasses Dopamine Completely Single Dose Application Local Anesthesia Short OR Time: Same Day Surgery No Post Op Maintenance Visits: No Hardware Programming or Complications Non-Immunogenic No Treatment Related Side Effects: 3 Year Follow up

22 Epilepsy Group of Diseases Associated with Recurrent Seizures Abnormal Electrical Impulses within the Brain 2.5 Million People in US have the Disease Cost to US Healthcare System $2.5 B 50 % Continue to have Seizures Despite Drug Therapy Approximately 150,000 are Candidates for Temporal Lobe Surgery

23 Epilepsy Program N LX-E201 Temporal Lobe Epilepsy Leverage Existing Vector Platform Modulate NPY Receptors (Inhibitory Response) Expect IND Submission Q1-07 Trial Conducted at Ohio State Med Center Approved by NIH Recombinant Advisory Committee Preclinical Non Human Primate Work Extremely Positive

24 Huntington’s Disease Inherited Disease Hyperactive Movements Genetically Programmed Degeneration of the Basil Ganglia Nerve Cells No Current Accepted Therapy Approximately 200,000 People in US have or are at risk of Developing Huntington’s Disease Cost to US Healthcare System $ 2 B Preclinical Stage

25 Company’s Current Projects Parkinson’s Disease ⑀⍂ Phase 1 Trial Completed, 5/06 ⑀⍂ 12 Patient, Dose Escalating Controlled with 1 Year Follow up ⑀⍂ Phase 1b/2 Expected to Begin Q1-07 ⑀⍂ Expected Completion Mid 2008 Temporal Lobe Epilepsy ⑀⍂ Expect to Submit IND Q1-07 ⑀⍂ Non Human Primate Study Completed…11-05 - Non Toxicity - No Adverse Effects Huntington’s Disease ⑀⍂ Preclinical Phase

26 INTELLECTUAL PROPERTY Propriety GAD Based Delivery System ⑀⍂ US and Foreign Proprietary Payloads/Field of Use ⑀⍂ US and Foreign Brain Infusion Device and Method ⑀⍂ US and Foreign Manufacturing: ⑀⍂ Technology ⑀⍂ Processes 14 US & Foreign Patents Pending

27 MEDTRONIC PARTNERSHIP 2 Equity Investments Medtronic Will Commercialize Catheters for Therapy Infusion Royalty on Catheter Sales Medtronic right-of-first offer on Parkinson’s and Epilepsy drugs

28 Financial Results -Balance Sheet Financial Results -Balance Sheet 4,522 3,636 $ 14,077 $ Stockholder’s Equity 896 1,252 $ 1,201 $ Current Liabilities 5,418 4,888 $ 15,278 $ Total Assets 592 $ 586 $ 677 $ Other Assets, Net 3,930 $ 3,050 $ 13,400 $ Working Capital 4,826 $ 4,302 $ 14,601 $ Current Assets 4,050 $ 3,307 $ 13,654 $ Cash & S-T Investments 12/31/05 3/31/06 6/30/06 000s

29 Financial Results -P & L (con’t) Financial Results -P & L (con’t) 603 $ 2,491 $ 3,094 $ Net Loss (35) $ (91) $ (126) $ Other Expense (Income) 496 $ 1,269 $ 1,765 $ G & A Expense 142 $ 1,313 $ 1,455 $ R & D Expense 12/31/05 3/31/06 6/30/06 000s

30 Michael G. Kaplitt, MD, PhD Matthew J. During, MD, PhD SCIENTIFIC FOUNDERS Expert and innovator in gene therapy, among first scientists to publish on the use of viruses for direct gene delivery in the living brain Assistant Professor of Neurosurgery, Director of Stereotactic and Functional Neurosurgery, Director of the Laboratory of Molecular Neurosurgery at Weill Medical College of Cornell University Internationally recognized leader and pioneer in gene therapy of neurological diseases and human brain microdialysis Currently Professor Ohio State University Professor Weill-Cornell Medical Center Director of the CNS Gene Therapy Center at Jefferson Medical College (1998-2002) Faculty at Yale University (1988-1998); directed program on the molecular basis of learning and memory, headed Yale’s first gene therapy protocol

31 SCIENTIFIC ADVISORY BOARD Paul Greengard, Ph.D., Chairman ⑀⍂ 2000 Nobel Prize Winner - Dopamine Interactions with the Central Nervous System ⑀⍂ Vincent Astor Professor of Cellular Neurosciences, Rockefeller University Andres Lozano, M.D., Ph.D ⑀⍂ World Leader in Surgery for Parkinson’s Disease ⑀⍂ Ronald Tasker Chair, Stereotactic & Functional Neurosurgery, University of Toronto Eric Nestler, M.D., Ph.D, University of Texas ⑀⍂ Chairman Dept. of Psychiatry, UT Southwest Medical Center ⑀⍂ Thought Leader - Drug Addiction Alcoholism & Depression Dan Lowenstein, M.D. ⑀⍂ Vice Chairman Department of Neurology @ UCSF ⑀⍂ Director of Epilepsy Program, UCSF

32 Neurologix Management John E Mordock - CEO ⑀⍂ 30 Years Life Science Management Experience ⑀⍂ President - Teleflex, Inc. Instruments & Surgical Services Group (NYSC) ⑀⍂ President - Cabot Medical Corp. (NASDQ) ⑀⍂ Industry Representative - USFDA OB/GYN Device Approval Panel

33 Neurologix Management Marc L. Panoff - CFO and Chief Accounting Officer ⑀⍂ More than a Decade of Experience in Financial Management ⑀⍂ CFO - Nephros, Inc., Publicly Traded Medical Device Company ⑀⍂ Corporate Controller at Medicis Pharmaceutical Corporation, Publicly Traded Specialty Pharmaceutical Company

34 Neurologix Management Christine V Sapan, PhD - Executive Vice President and Chief Development Officer ⑀⍂ More than a 30 Years Regulatory & Clinical Development Experience ⑀⍂ Nabi Pharmaceuticals - Vice President Regulatory, Manufacturing & Clinical Development ⑀⍂ Beckman-Coulter, Inc. - Manager Hematology Research & Development ⑀⍂ Post-Doctoral Fellow - Howard Hughes Research Institute, Duke University

35 Neurologix Medical Revolution of the 20th Century: Recombinant DNA, Cell Fusion, and the new Bio-processing Techniques of Biotechnology Changes the Course of Medicine, Specifically in the Area of Cancer Treatment.

36 Neurologix Medical Revolution of the 21st Century: Gene Transfer Therapy will Change the Course and Landscape of Medicine in the Near Future, Beginning with Parkinson’s Disease Treatment.

37 Ticker: NRGX